Execution Version STOCK REPURCHASE AGREEMENT THIS STOCK REPURCHASE AGREEMENT (this “Agreement”) is entered into as of December 18, 2023 by and between Churchill Downs Incorporated, a Kentucky corporation (the “Company”), and CDI Holdings, LLC, a Delaware limited liability company (the “Selling Stockholder”). Recitals WHEREAS, the Selling Stockholder beneficially owns an aggregate of 4,000,000 shares of the Company’s common stock, no par value per share (“Common Stock”); WHEREAS, the Selling Stockholder desires to sell to the Company, and the Company desires to repurchase from the Selling Stockholder, an aggregate of 1,000,000 shares of Common Stock (the “Shares”) at a price of $123.75 per Share, for an aggregate price of $123,750,000.00 for the Shares (such aggregate purchase price, the “Purchase Price”), upon the terms and subject to the conditions set forth in this Agreement (the “Repurchase”); and WHEREAS, concurrently with the execution and delivery of this Agreement, each of the Selling Stockholder and the Company is executing and delivering a letter agreement containing certain representations, warranties and agreements of the Selling Stockholder in connection herewith (the “Big Boy Representation Letter Agreement”). NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows: Agreement 1. Repurchase. (a) Purchase and Sale. At the Closing (as defined below), the Company hereby agrees to repurchase from the Selling Stockholder, and the Selling Stockholder hereby agrees to sell and deliver, or cause to be delivered, to the Company, the Shares for an aggregate purchase price equal to the Purchase Price. (b) Closing. Subject to the terms and conditions of this Agreement and the delivery of the deliverables contemplated by Section 1(c) of this Agreement, the closing of the sale of the Shares contemplated hereby (the “Closing”) will take place on January 2, 2024 at approximately 10:00 a.m., Eastern time, via the electronic exchange of deliverables, or such other time, date or place as shall be agreed upon in writing by the parties. (c) Closing Deliveries and Actions. At the Closing, the Selling Stockholder shall deliver, or cause to be delivered, to the Company or as instructed by the Company the stock certificate(s) representing the Shares being sold by the Selling Stockholder, accompanied by duly executed stock powers relating to such Shares, as applicable, and the Company shall deliver to the Selling Stockholder by wire transfer, in accordance with written instructions to be provided by the DocuSign Envelope ID: F2C70501-DB10-4843-BAAA-852ECA408D0D

2 Selling Stockholder no later than two business days prior to the Closing, immediately available funds in an amount equal to the Purchase Price. (d) Other Payments. The Selling Stockholder agrees to pay all stamp, stock transfer and similar duties, if any, in connection with the Repurchase. 2. Representations of the Company. The Company represents and warrants to the Selling Stockholder that, as of the date hereof and at the Closing: (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky. (b) The Company has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. (c) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings thereof may be brought. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been approved by the Audit Committee of the Company’s Board of Directors in accordance with the Company’s policies and procedures for identifying and approving related person transactions. (d) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in the breach of any of the terms or conditions of, constitute a default under or violate, accelerate or permit the acceleration of any other similar right of any other party under the Amended and Restated Articles of Incorporation or Amended and Restated Bylaws of the Company, any law, rule or regulation or any agreement, lease, mortgage, note, bond, indenture, license or other document or undertaking to which the Company is a party or by which the Company or its properties may be bound, nor will such execution, delivery and consummation violate any order, writ, injunction or decree of any federal, state, local or foreign court, administrative agency or governmental or regulatory authority or body (each, an “Authority”) to which the Company or any of its properties is subject, the effect of any of which, either individually or in the aggregate, would have, or reasonably be expected to have, a material adverse effect on the consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, or materially impact the Company’s ability to consummate the transactions contemplated by this Agreement (a “Material Adverse Effect”); and no consent, approval, authorization, order, registration or qualification of or with any such Authority is required for the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations and orders as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. DocuSign Envelope ID: F2C70501-DB10-4843-BAAA-852ECA408D0D

3 (e) The Company acknowledges that it has not relied upon any express or implied representations or warranties of any nature made by or on behalf of the Selling Stockholder, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of the Company in this Agreement or in the Big Boy Representation Letter Agreement. 3. Representations of the Selling Stockholder. The Selling Stockholder represents and warrants to the Company that, as of the date hereof and at the Closing: (a) The Selling Stockholder is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. (b) The Selling Stockholder has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. (c) This Agreement has been duly and validly authorized, executed and delivered by the Selling Stockholder, and constitutes a legal, valid and binding agreement of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, except to the extent that (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought. (d) The sale of the Shares to be sold by the Selling Stockholder hereunder and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in the breach of any of the terms or conditions of, constitute a default under or violate, accelerate or permit the acceleration of any other similar right of any other party under the governing organizational documents of the Selling Stockholder, any law, rule or regulation, or any agreement, lease, mortgage, note, bond, indenture, license or other document or undertaking, to which the Selling Stockholder is a party or by which the Selling Stockholder or its properties may be bound, nor will such execution, delivery and consummation violate any order, writ, injunction or decree of any Authority to which the Selling Stockholder or any of its properties is subject, the effect of any of which, either individually or in the aggregate, would affect the validity of the Shares to be sold by the Selling Stockholder or reasonably be expected to materially impact the Selling Stockholder’s ability to perform its obligations under this Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such Authority is required for the performance by the Selling Stockholder of its obligations under this Agreement and the consummation by the Selling Stockholder of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Selling Stockholder hereunder, except such consents, approvals, authorizations and orders as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Selling Stockholder’s ability to consummate the transactions contemplated by this Agreement. (e) The Selling Stockholder has, and immediately prior to the delivery of the Shares to the Company at the Closing, the Selling Stockholder will have, valid and unencumbered title to the Shares to be sold by the Selling Stockholder hereunder at such time of delivery. At the DocuSign Envelope ID: F2C70501-DB10-4843-BAAA-852ECA408D0D

4 Closing, valid title to the Shares shall vest with the Company, free and clear of any and all liens, claims, charges, pledges, encumbrances and security interests other than those existing under applicable securities laws and those created by the Company or any of its affiliates. 4. Publicity. Each of the Selling Stockholder and the Company agrees that it shall not, and that it shall cause its affiliates and representatives not to, (a) publish, release or file any initial press release or other public statement or announcement relating to the transactions contemplated by this Agreement (an “Initial Press Release”) before providing a copy of such release, statement or announcement to the other, and (b) after the date hereof, publish, release or file any future press release or other public statement or announcement relating to the transactions contemplated by this Agreement that is materially inconsistent with any such Initial Press Release. 5. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail (return receipt requested and postage prepaid), sent via a nationally recognized overnight courier, or sent via email (receipt of which is confirmed) to the recipient. Such notices, demands and other communications shall be sent as follows: To the Selling Stockholder: c/o The Duchossois Group, Inc. 444 W. Lake, Suite 2000 Chicago, Illinois 60606 Attention: General Counsel Email: kdanyluk@duch.com With a copy to (which shall not constitute notice): Mayer Brown LLP 71 S. Wacker Drive Chicago, Illinois 60606 Attention: Jodi Simala Email: jsimala@mayerbrown.com To the Company: Churchill Downs Incorporated 600 N. Hurstbourne Parkway, Ste. 400 Louisville, Kentucky 40222 Attention: General Counsel Email: brad.blackwell@kyderby.com With a copy to (which shall not constitute notice): Sidley Austin LLP One South Dearborn Street Chicago, Illinois 60603 Attention: Brian J. Fahrney DocuSign Envelope ID: F2C70501-DB10-4843-BAAA-852ECA408D0D

5 Email: bfahrney@sidley.com or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. 6. Miscellaneous. (a) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby until the expiration of the applicable statute of limitations. (b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. (c) Complete Agreement. The Big Boy Representation Letter Agreement is hereby incorporated herein and made a part hereof as if set forth in full herein. This Agreement, together with the Big Boy Representation Letter Agreement, supersedes all prior agreements and understandings (whether written or oral) between the Company and the Selling Stockholder with respect to the subject matter hereof. (d) Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement, and any and all agreements and instruments executed and delivered in accordance herewith, to the extent signed and delivered by means of facsimile or other electronic format or signature (including email, “pdf,” “tif,” “jpg,” DocuSign and Adobe Sign), shall be treated in all manner and respects and for all purposes as an original signature and an original agreement or instrument and shall be considered to have the same legal effect, validity and enforceability as if it were the original signed version thereof delivered in person. (e) Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by either party without the prior written consent of the other party. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Selling Stockholder and the Company and their respective successors and assigns. (f) No Third Party Beneficiaries or Other Rights. This Agreement is for the sole benefit of the parties and their successors and permitted assigns and nothing herein express or implied shall give or shall be construed to confer any legal or equitable rights or remedies to any person other than the parties to this Agreement and such successors and permitted assigns. (g) Governing Law. THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD DocuSign Envelope ID: F2C70501-DB10-4843-BAAA-852ECA408D0D

6 TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK. The Company and the Selling Stockholder each agrees that any suit or proceeding arising in respect of this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York, and the Company and the Selling Stockholder each agrees to submit to the jurisdiction of, and to venue in, such courts. (h) Waiver of Jury Trial. The Company and the Selling Stockholder each hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. (i) Mutuality of Drafting. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of the Agreement. (j) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance or other injunctive relief in order to enforce, or prevent any violations of, the provisions of this Agreement. (k) Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and the Selling Stockholder. (l) Expenses. Each of the Company and the Selling Stockholder shall bear its own expenses in connection with the drafting, negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. [Signatures appear on following pages.] DocuSign Envelope ID: F2C70501-DB10-4843-BAAA-852ECA408D0D

[Signature Page to Stock Repurchase Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Stock Repurchase Agreement as of the date first written above. COMPANY: CHURCHILL DOWNS INCORPORATED By: ___________________________ Name: Title: SELLING STOCKHOLDER: CDI HOLDINGS, LLC By: THE DUCHOSSOIS GROUP, INC. Its: Manager By: ___________________________ Name: Michael E. Flannery Title: Executive Vice President and Chief Financial Officer DocuSign Envelope ID: F2C70501-DB10-4843-BAAA-852ECA408D0D EVP, Chief Financial Officer Marcia Dall